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                                                                    EXHIBIT 10.9

                       MASTER AGREEMENT FOR INFORMATION
                        TECHNOLOGY PROFESSIONAL SERVICES
                              CONTRACT NO. 960009

     THIS MASTER AGREEMENT FOR INFORMATION TECHNOLOGY PROFESSIONAL SERVICES (this "Agreement"), is made as of February 9, 1996, by and between DAYTON HUDSON CORPORATION, ON BEHALF OF THE CORPORATION, ITS OPERATING DIVISIONS AND ITS MAJORITY-OWNED SUBSIDIARIES (collectively, the "DHC Group" or "Customer") and INFORMATION MANAGEMENT RESOURCES, INC. ("Vendor")

                                    RECITALS

     A. Dayton Hudson Corporation ("DHC") is a Minnesota corporation. As it is currently structured, DHC has two operating divisions, the Department Stores Division ("DHCDSD") and Target Stores ("Target") and a number of majority-owned subsidiaries, among them Mervyn's ("Mervyn's"). DHCDSD and Target, together with any other operating divisions of DHC as may from time to time exist, are hereinafter collectively referred to as the "Operating Divisions". Mervyn's, together with any other majority-owned subsidiaries of DHC as may from time to time exist, are hereinafter collectively referred to as the "Majority-Owned Subsidiaries". DHC, its Operating Divisions and its Majority-Owned Subsidiaries are hereinafter collectively referred to as "Customer" or the "DHC Group".

     B.  IMR is a Florida corporation.
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     C.  DHC, on behalf of the DHC Group, desires to retain the Vendor to perform services in accordance with the terms and conditions of this Agreement.

     D. The Vendor desires to perform these services in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the promises exchanged herein and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.   PURPOSE OF AGREEMENT.  The purpose of this Agreement is to set forth the
     --------------------
     terms and conditions under which the Vendor will provide information technology professional services to Customer.

2.   SCOPE OF AGREEMENT.  This Agreement covers all services and work provided
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     or  produced by the Vendor pursuant to any Request for Services issued by
     Customer and accepted by the Vendor during the term of this Agreement.

3.   REQUEST FOR SERVICES.  Customer shall issue a Request for Services (a
     --------------------
     "Request for Services") using a copy of the form attached as Exhibit A whenever it wishes to use the Vendor's services. The Request for Services shall provide the following information:

     a. The name and address of the Customer employee who will have administrative responsibility with respect to the Request for Services (the "Customer Representative");

     b. The name and address of the "Vendor Representative" (as defined in Section 6 below);

     c. A detailed description of the services to be performed (the "Authorized Services");

     d. A schedule listing the names of the individuals who will perform the Authorized Services (the "Vendor's Personnel") and indicating with respect to each:

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          i)   whether the individual will be performing Authorized Services within the United States, and if so, whether the individual is (a) a U.S. citizen, (b) has a Green Card, or (c) has an H1B Visa;

          ii) whether the individual will be performing Authorized Services off-shore;

          iii) whether the individual is (a) the Vendor's employee (W-2 employee if on shore, or the equivalent if off-shore), or (b) the Vendor's subcontractor;

     e. A fee schedule, fixed price or other relevant information regarding charges for performance of Authorized Services;

     f. A list of any expenses for which the Vendor will be reimbursed by Customer (the "Reimbursable Expenses");

     g. A start date or start date parameters and other relevant information regarding hours, schedules, completion dates, etc.; and

     h. Any special terms and conditions that shall apply to the services covered by the Request for Services.

     The Vendor shall indicate its acceptance of a particular Request for Services by signing that Request for Services and returning it to the Customer Representative.

     Upon the acceptance of a Request for Services by the Vendor, that Request for Services shall be incorporated into and made a part of this Agreement, and all of the terms and conditions of this Agreement shall apply to the performance of the Authorized Services described in that Request for Services, EXCEPT THAT ANY SPECIAL TERMS AND CONDITIONS EXPRESSLY SET FORTH IN THAT REQUEST FOR SERVICES SHALL GOVERN OVER THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. ANY SUCH SPECIAL TERMS AND CONDITIONS SHALL APPLY ONLY TO THE AUTHORIZED SERVICES DESCRIBED IN THAT PARTICULAR REQUEST FOR SERVICES AND SHALL HAVE NO APPLICATION TO SERVICES PROVIDED BY THE VENDOR PURSUANT TO OTHER REQUEST FOR SERVICES.

4.   AMENDMENT OF REQUEST FOR SERVICES.  Notwithstanding anything to the
     ---------------------------------
     contrary set forth in Section 31 of this Agreement, certain information set forth on a Request for Services may be amended as follows:

     a. The name and/or address of the Customer Representative may be changed by giving oral or written notice to the Vendor Representative;

     b. The name and/or address of the Vendor Representative may be changed by giving oral or written notice to the Customer Representative; and

     c. Start dates, completion dates and other scheduling information may be amended by verbal agreement between the Vendor Representative and the Customer Representative.

          All other changes to the Request for Services must be made in writing as provided in Section 31 of this Agreement.

5.   RIGHT TO REJECT VENDOR'S PERSONNEL.  Customer reserves the right to reject
     ----------------------------------
     any of the Vendor's Personnel, at Customer's sole and absolute discretion, under, but not limited to, the conditions listed below. If any individual is rejected, the Vendor may replace that individual. Customer reserves the right to reject any individual with one day's notice.

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     a.   Schedules are not reasonably met and/or reasonable progress is not being made on assignments;

     b. The individual is not fully qualified in the skills he or she was professed to possess;

     c. The individual's work is of poor quality and/or requires frequent or substantial rework;

     d.   The individual interacts poorly with the rest of the project members;
          or

     e. The individual poses a security risk or a threat to the safety of others.

6.   VENDOR REPRESENTATIVE. The Vendor shall designate one of its employees to
     ---------------------
     act as the Vendor Representative (the "Vendor Representative") with respect to each Request for Services. The Vendor Representative shall be available to Customer on a priority basis during the Vendor's regular business hours. The Vendor Representative's function shall be to ensure good communication between Customer and the Vendor and "total quality" customer service.

7.   PAYMENT. Customer shall pay the Vendor for the Authorized Services provided
     -------
     by the endor at the rates or as otherwise set forth in the applicable Request for Services. In addition, Customer shall reimburse the Vendor for any reasonable expenses of the type(s) listed in the Request for Services as "Reimbursable Expenses" and for any other expenses approved in writing by Customer. Customer shall pay invoices submitted in accordance with
     Section 8 within thirty (30) days of Customer's receipt of such invoices. Customer shall pay interest at a rate of 1 1/2% per month on any amounts not paid within such 30-day period.

8.   INVOICING. The Vendor shall invoice Customer for services as rendered, but
     ---------
     no more often than every two weeks. Each invoice shall identify the project by the date and number of the Request for Services. The invoice shall show
     (a) the tasks performed, (b) the names of the person(s) working on each task, and (c) if the Vendor is being paid an hourly rate, the applicable hourly rates and the number of hours each person worked on each task. Reimbursable Expenses must be itemized and accompanied by reasonable backup documentation.

9.   CONFlDENTIALITY.
     ---------------

     a.   Definition of "Confidential Information".  The term "Confidential
          ----------------------------------------
          Information" means all information relating to the Customer's business, including all data, records, reports, drawings, tapes, specifications, formulas, research, interpretations, forecasts, proposals, business strategies, business plans and analysis, trade secrets, financial information, statistical information, personnel information, information about marketing and sales, information about products or pricing, information about customers or potential customers, information about vendors or potential vendors, information about systems, including communication and information systems, and information about the capabilities of or plans for existing or future technology used in Customer's business (including any such information supplied to the Customer by a third-party and marked "confidential" or containing a notice of copyright or patent, e.g., third party software), EXCEPT THAT THE TERM DOES NOT INCLUDE:

          i) information that is publicly available at the time it is disclosed to the Vendor or which, through no act or omission of the Vendor, becomes publicly available before the Vendor discloses it to a third-party;

          ii) information that the Vendor already rightfully possessed independent of any obligation of confidentiality before the information was disclosed by Customer:

          iii) information that the Vendor rightfully receives without obligation of confidentiality from any third-party; or

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          iv)  information independently developed by an employee, subcontractor or consultant of the Vendor having no knowledge of the disclosures hereunder.

     b.   Accidental Disclosures Covered by this Agreement.  The Vendor
          ------------------------------------------------
          understands that the Customer wishes to protect the confidentiality of Confidential Information that is accidentally disclosed to the Vendor, for example, because the Vendor overhears a conversation or happens to see documents in work areas while visiting the Customer's offices. Accordingly, the parties agree that the obligations of confidentiality created under this Agreement apply to Confidential Information that is accidentally disclosed to the Vendor.

     c.   Obligation Of Confidentiality. The Vendor agrees to treat, and by
          -----------------------------
          instruction or agreement, cause its employees, agents and subcontractors to treat, all Confidential Information as confidential, to disclose such information only to those employees, agents and subcontractors who have a legitimate business need to know in order to perform the Authorized Services, and to take strict precautions against the disclosure of such information to all other persons, both during and after the performance of the Authorized Services. Upon the termination of this Agreement, for any reason whatsoever, the Vendor shall promptly return to Customer all copies of Confidential Information furnished by Customer and all materials prepared for or in connection with the Authorized Services. Confidential Information disclosed pursuant to this Agreement shall continue to be subject to the terms of this Agreement for five (5) years following its disclosure to Vendor. This obligation of confidentiality shall survive termination of this Agreement.

10.  PROPRIETARY RIGHTS.  For the purposes of this Agreement, the term "Work"
     ------------------
     shall mean any program, whether in the source code or object code version, together with and including any algorithm, flowchart, schematic, diagram, specification, annotation, or other documentation connected therewith, and/or any invention, data, reports, analysis, product and/or any other copyrightable, patentable or trademarkable "thing" which Vendor conceives or originates, either individually or jointly, and which arises out of the performance of this Agreement. Customer and the Vendor agree that all Work shall be considered "work-made-for-hire" within the meaning and purview of
     Section 101 of the Copyright Act of 1976, 17 U.S.C. (S) 101, and ownership of the entire right, title and interest in the Work, including, but not limited to, any copyrights therein, shall reside in Customer. If the Work does not qualify as a work-made-for hire under 17 U.S.C. (S) 101, then the Vendor hereby irrevocably transfers, assigns and conveys the entire right, title and interest in the Work, including, but not limited to, the exclusive copyright ownership thereof, the right to register and renew the copyrights throughout the world, and rights under the Universal Copyright Convention and the Berne Convention (throughout the world and for the entire duration of the copyright) to Customer.

     Without limiting the foregoing, the Vendor agrees to disclose promptly any such work to Customer and to furnish to Customer any instruments that Customer may from time to time request to confirm its ownership of all the foregoing rights. The Vendor will assist Customer in obtaining patents, copyrights, or proof of exclusive ownership in any and all countries on such invention, work or product.

     The Vendor warrants and represents that all persons who perform any portion of the Authorized Services at the direction of the Vendor are either:

     a. the Vendor's employees (W-2 employees if working on-shore or the equivalent if working off-shore) and doing so in the course of their employment with Vendor: or

     b. the Vendor's subcontractors and doing so pursuant to written agreements with Vendor in the form attached to this Agreement as Exhibit C, confirming and effecting an assignment of all rights in and to the Work, including, but not limited, to any copyrights therein, to Customer.

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     IF THE PERSON IS NOT THE VENDOR'S EMPLOYEE AS DEFINED IN THE PREVIOUS
     SENTENCE, THE VENDOR MUST DELIVER TO CUSTOMER A FULLY EXECUTED ASSIGNMENT OF COPYRIGHT IN THE FORM OF EXHIBIT C BEFORE THE PERSON BEGINS WORK.

11.  INDEPENDENT CONTRACTOR RELATIONSHIP.
     -----------------------------------

     a.   Independent Contractor Relationship.  By this Agreement, Customer and
          -----------------------------------
          the Vendor intend to create an independent contractor relationship. As such, Customer is interested only in the results of the Vendor's performance and not the method or manner of performance. Therefore, while the Vendor's Personnel shall perform the Authorized Services in accordance with and to Customer standards and specifications, the Vendor retains sole and exclusive control over the method and manner in which the Authorized Services are performed.

     b.   Vendor Warranties with Respect to Vendor's Responsibilities as an
          -----------------------------------------------------------------
          Employer.  The Vendor warrants and represents that it, and not
          --------
          Customer, is the employer of the Vendor's employees and that it is solely responsible for complying with all laws, rules and regulations of any governmental authority having appropriate jurisdiction relating to such employment, including, but not limited to, immigration, taxation, worker compensation and unemployment compensation.

          The Vendor warrants and represents that it is aware of and in compliance with all laws, rules, regulations and requirements of any governmental authority having appropriate jurisdiction with respect to the Vendor's Personnel and with any contractual obligations to which it may be subject relating to the Vendor's Personnel.

          The Vendor agrees and acknowledges that Customer has no obligation whatsoever to provide liability or health insurance, or any other benefit provided to Customer employees for the Vendor or the Vendor's Personnel, and neither the Vendor nor any of the Vendor's Personnel shall claim benefits under applicable unemployment or workers' compensation laws from Customer for any injuries sustained by the Vendor or any of the Vendor's Personnel while performing the Authorized Services.

          If any court or administrative tribunal or agency with appropriate jurisdiction determines that any employment relationship has been or will be established by the performance of this Agreement, notwithstanding anything to the contrary set forth in Section 15, the Vendor shall reimburse and indemnify Customer for costs and expenses of any nature arising out of or relating to such a determination and/or Customer's defense of such a determination, including, but not limited to, tax withholding and insurance claims in the nature of unemployment compensation and/or workers' compensation imposed by any level of government and reasonable attorneys' fees and costs of suit. The Vendor shall also indemnify and hold harmless Customer against any claim brought by any of the Vendor's Personnel that is related in any way to services or work performed under this Agreement, except to the extent such claim arises out of Customer's gross negligence or willful misconduct.

     c.   Vendor Warranties with Respect to Vendor Personnel Working Off-Shore
          --------------------------------------------------------------------
          or Who Are Not United States Citizens.  The Vendor warrants and
          -------------------------------------
          represents that throughout the term of this Agreement, the Vendor shall comply with all applicable laws, rules and regulations of any governmental authority or any country having authority over such matters with respect to the performance of any part of the Authorized Services "off shore" and/or by persons who are not citizens of the United States, whether "off-shore" or within the United States. The Vendor further warrants and represents that the Vendor shall require and verify that any subcontractor has complied with all applicable laws, rules and regulations of any governmental authority or any country having authority over such matters with respect to the performance of any part of the Authorized Services "off-shore" and/or by persons who are not citizens of the United States, whether "off-shore" or within the United States. Without limiting the foregoing, the Vendor warrants and represents that any person performing any part of the Authorized Services will have the appropriate visa and work papers before beginning work.

          Notwithstanding anything to the contrary set forth in Section 15 of this Agreement, the Vendor shall indemnify and hold Customer harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses, arising out of or related to the breach of the warranties set forth in the previous paragraph; provided that Customer notifies the Vendor promptly in writing of the claim and provided that the Vendor may fully participate in the defense and/or agrees to any settlement of such claim.

     d.   Vendor's Personnel Not Agents of Customer.  Neither the Vendor nor any
          -----------------------------------------
          of the Vendor's Personnel shall have the right to purchase goods or services in the name of Customer, execute or make contracts in the name of Customer, or obligate Customer in any way. The Vendor shall ensure that the Vendor's Personnel are aware that they are not agents, employees, and/or legal representatives of Customer and may not represent themselves as such.

     e.   Agreement Is Non-Exclusive.  Customer does not agree to use the Vendor
          --------------------------
          exclusively or to provide any minimum amount of work. The Vendor and any of its employees or subcontractors are free to contract to perform similar services to others during the term of this Agreement, subject to the obligation of confidentiality set forth in Section 9 and Customer's proprietary rights as set forth in Section 10.

12.  INFRINGEMENT.  The Vendor warrants and represents that neither the Vendor
     -------------
     nor any of the Vendor's Personnel will infringe upon or violate the patent, copyright, trademark, trade secret or other proprietary right of any third party in connection with the performance of services under this Agreement.

     Notwithstanding anything to the contrary set forth in Section 15, the Vendor shall indemnify and hold Customer harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses arising out of or related to any claim that the services performed pursuant to this Agreement infringe upon any trademark, copyright, patent, trade secret or similar intellectual property right of any third party; provided that Customer notifies the Vendor promptly in writing of the claim and provided that the Vendor may fully participate in the defense and/or agrees to any settlement of such claim.

13.  OTHER WARRANTIES.  The Vendor warrants and represents that any services
     ----------------
     performed by the Vendor, its employees and/or subcontractors pursuant to this Agreement shall be (a) performed in a professional and workmanlike manner; (b) performed in compliance with all applicable federal, state and local government laws, regulations, and requirements, and (c) performed by adequately trained, competent personnel.

14.  DISCLAIMER OF IMPLIED WARRANTIES.  THERE ARE NO REPRESENTATIONS OR
     --------------------------------
     WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, IN FACT, ARISING BY OPERATION OF LAW OR OTHERWISE EXCEPT AS RECITED EXPRESSLY IN THE BODY OF THIS AGREEMENT AND DESIGNATED AS REPRESENTATIONS OR WARRANTIES, AND THE PARTIES HERETO AGREE SPECIFICALLY THAT THERE ARE NO OTHER IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

15.  LIMITATION OF LIABILITY.
     -----------------------

     a.   Vendor's Liability.  IN NO EVENT SHALL THE VENDOR BE LIABLE FOR ANY
          ------------------
          SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF THE VENDOR'S ENGAGEMENT UNDER THIS AGREEMENT, INCLUDING, WITHOUT

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          LIMITATION, ANY LOST PROFITS OR REVENUES, LOSS OF USE OF ANY SOFTWARE
          OR ANY HARDWARE, OR LOSS OF DATA, EVEN IF THE VENDOR IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF THE VENDOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, NOTHING HEREIN SHALL LIMIT (i) THE VENDOR'S OBLIGATION TO INDEMNIFY CUSTOMER FOR CLAIMS OF INFRINGEMENT PURSUANT TO SECTION 12 OR FOR EMPLOYMENT RELATED CLAIMS PURSUANT TO SECTION 11, (ii) THE VENDOR'S LIABILITY FOR THE COST OF RECOVERING DATA OR THE COST OF SUBSTITUTE SOFTWARE OR HARDWARE, OR (iii) THE VENDOR'S LIABILITY FOR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR PERSONAL INJURY OR DEATH. If any of the limitations on the liability of the Vendor contained in this paragraph are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, Customer hereby expressly agrees that the maximum aggregate liability of the Vendor under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Customer to the Vendor pursuant to the applicable Request for Services.

     b.   Customer's Liability.  IN NO EVENT SHALL CUSTOMER BE LIABLE FOR ANY
          --------------------
          SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, ARISING DIRECTLY OR INDIRECTLY OUT OF CUSTOMER'S BREACH OF THIS AGREEMENT, EVEN IF CUSTOMER IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF CUSTOMER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED HOWEVER THAT NOTHING HEREIN SHALL LIMIT CUSTOMER'S LIABILITY FOR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR PERSONAL INJURY OR DEATH. If any of the limitations on the liability of Customer contained in this Agreement are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, the Vendor hereby expressly agrees that the maximum aggregate liability of Customer under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Customer to the Vendor pursuant to the applicable Request for Services.

16.  INSURANCE.  In addition to any other insurance requirements set forth in
     ---------
     Section 10 of this Agreement, the Vendor shall maintain (and cause its subcontractors, if any, to maintain) the following insurance coverages in full force and effect throughout the term of this Agreement:

     a.   Workers' Compensation Insurance as may be from time to time required
          --------------------------------
          under applicable federal laws and the laws of the state(s) or country in which the Authorized Services are performed.

     b.   Employer's Liability Insurance with limits of not less than $1,000,000
          -------------------------------
          each accident, $1,000,000 disease - policy limit, and $1,000,000 disease - each employee.

     c.   Commercial General Liability Insurance (including contractual
          ---------------------------------------
          liability to cover the indemnity provisions set forth in this Agreement) with limits of not less than $5,000,000 general aggregate and $1,000,000 each occurrence (including personal and advertising injury).

     d.   Automobile Liability Insurance (including owned, non-owned and hired)
          -------------------------------
          with limits of not less than One Million Dollars ($1,000,000) combined single limit.

     The foregoing insurance shall contain a provision whereby the insurer agrees to give Customer thirty (30) days' written notice before the insurance is canceled or altered in such a way that it no longer satisfies the requirements set forth in this Section 16. The foregoing insurance shall be written on an occurrence basis and shall include Dayton Hudson Corporation, DHCDSD, Target and Mervyn's as additional insureds. The Vendor shall furnish current certificates evidencing that the foregoing insurance is being maintained by

     Vendor. Delivery of a certificate to Customer which is not in full compliance with this Agreement shall not be deemed to waive the Vendor's obligations. All of the insurance policies required to be obtained pursuant to this Agreement shall be with companies licensed to do business in the state where the Authorized Services will be performed and either (i) rated no less than X as to financial rating and no less than A- as to Policy Holder's Rating in the current edition of Best's Insurance Guide (or with an association of companies each of the members of which are so rated) or
     (ii) having a parent company's debt to policyholder surplus ratio of 1:1.

17.  ADHERENCE TO LAWS.  Vendor agrees that in carrying out its duties and
     -----------------
     responsibilities under this Agreement, it will neither undertake nor cause, nor permit to be undertaken, any activity which either (1) is illegal under any laws, decrees, rules or regulations in effect in either the United States or in the country in which Authorized Services are being performed; or (2) would have the effect of causing Customer to be in violation of any laws, decrees, rules or regulations in effect in the United States or in the country in which the Authorized Services are being performed.

18.  USE OF CUSTOMER'S NAME. The Vendor shall not use Customer's name,
     ----------------------
     trademarks, service marks or logo in any advertisements or materials of a promotional nature or in soliciting other clients without first obtaining Customer's written permission which may be withheld at Customer's sole discretion.

19.  TERM OF AGREEMENT.  This Agreement shall take effect on the Effective Date,
     -----------------
     as defined in Section 33 below, and shall remain in effect until terminated by one of the parties pursuant to Section 20 below.

20.  TERMINATION OF AGREEMENT.  Customer may terminate this Agreement or any
     ------------------------
     Request for Services, with or without cause and at its sole discretion, upon written notice to the Vendor. The foregoing notwithstanding, if Customer breaches this Agreement or any of the special terms or conditions of any Request for Services, the Vendor shall have cause to terminate this Agreement and may terminate this Agreement or any Request for Services upon seven (7) days written notice to Customer unless the event(s) giving rise to the breach have been remedied or rectified within that seven-day period (or if the breach if of a type cannot be remedied in seven days, unless Customer has begun to remedy the breach and pursues such remedy continuously and diligently). Customer's sole obligation to the Vendor upon termination of this Agreement shall be payment to the Vendor for such Authorized Services as have been completed prior to date of termination.

21.  FORCE MAJEURE.  Any delay or failure of performance of either party to this
     -------------
     Agreement shall not constitute a breach or default of the Agreement, or give rise to any claims for damages, if and to the extent that such delay or failure is caused by an occurrence beyond the control of the party affected, including, but not limited to, acts of governmental authorities, acts of God, the discovery of materially different site conditions, wars, riots, rebellions, sabotage, fire, explosions, accidents, floods, strikes, lockouts, or changes in laws, regulations, or ordinances. In the event that a party intends to invoke this force majeure provision, that party shall provide prompt notice to the other party as soon as possible after the occurrence of the event giving rise to the claim of force majeure.

22.  NOTICE. All notices, demands and requests required or permitted to be given
     ------
     under this Agreement or subsequent Request for Services must be in writing and must be delivered personally, by facsimile transmission or telecopy (in which event, the notice shall be confirmed by overnight delivery), by nationally recognized overnight courier or sent by United States certified mail, return receipt requested, postage prepaid and addressed to the parties at their respective addresses set forth below (or at the address set forth on the applicable Request for Services), and the same shall be effective upon receipt if delivered personally, or on the next business day if sent by overnight courier or by facsimile transmission or telecopy, or three (3) business days after deposit in the mail if mailed. The initial addresses of the parties shall be:

               To Vendor:    Information Management Resources, Inc.
                             --------------------------------------
                             26750 US Highway 19 North, Suite 500
                             ------------------------------------
                             Clearwater, FL 34621-3442
                             --------------------------

                             Attn: Satish Sanan
                             ------------------

               To Customer:  Customer Stores
                             South Sixth Street
                             Minneapolis, Minnesota 55402
                             Attn: IS Technical Resource Manager

     Upon at least ten (10) days' prior written notice, each party shall have the right to change its address to any other address within the United States of America.

23.  NO WAIVER. Except as expressly set forth in this Agreement, the failure of
     ---------
     either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

24.  CONSTRUCTION.  The rule of strict construction shall not apply to this
     ------------
     Agreement. This Agreement has been prepared by Customer and its professional advisors and reviewed and modified by the Vendor and its professional advisors. Customer, the Vendor, and their separate advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against either Customer or the Vendor merely because of their efforts in preparing it.

25.  CAPTIONS, GENDER, NUMBER AND LANGUAGE OF INCLUSION. The captions are
     --------------------------------------------------
     inserted in this Agreement only for convenience of reference and do not define, limit, or describe the scope or intent of any provisions of this Agreement. Unless the context clearly requires otherwise, the singular includes the plural, and vice versa, and the masculine, feminine, and neuter adjectives include one another. As used in this Agreement, the word "including" shall mean "including but not limited to".

26.  EXHIBITS. The following exhibits shall be deemed incorporated into this
     --------
     Agreement in their entirety:

               Exhibit A  Sample Request for Services Form

               Exhibit B  Confidentiality Agreement

               Exhibit C  Work Made for Hire and Assignment of Copyright
                          Agreement

27.  COSTS OF LITIGATION.  If a dispute should arise relating to the performance
     -------------------
     of the services to be provided under this Agreement, and should that dispute result in litigation, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including, without limitation, court costs and reasonable attorneys' fees.

28.  EQUITABLE RELIEF.  In the event Vendor breaches, or threatens to breach any
     ----------------
     of the covenants expressed herein, the damages to Customer will be great and irreparable and difficult to quantify; therefore, Customer may apply to a court of competent jurisdiction for injunctive or other equitable relief to restrain such breach or threat of breach, without disentitling Customer from any other relief in either law or equity.

29.  RIGHT TO OFFSET. To the extent Vendor is required under this Agreement to
     ---------------
     defend, hold harmless or indemnify Customer, Customer shall, in addition to whatever other remedies are available to Customer, have the right to offset against any fees owed Vendor under this Agreement the amount of any indemnification to which Customer is entitled under this Agreement.

30.  GOVERNING LAW. The validity, performance and construction of this Agreement
     -------------
     shall be governed and interpreted in accordance with the laws of the State of Minnesota.

31.  ENTIRE AGREEMENT/AMENDMENT.  This Agreement contains the entire
     --------------------------
     understanding and agreement between the parties with respect to the subject matter hereof and supersedes all previous communications, negotiations and agreements, whether oral or written, between the parties with respect to such subject matter. No addition to or modifications of this Agreement or waiver of any provisions of this Agreement shall be binding on either party unless made in writing and executed on behalf of Customer and Vendor.

32.  SEVERABILITY/SURVIVAL.  Every section, term and provision of this Agreement
     ---------------------
     is severable from the others. Any future determination by a court or other authority having jurisdiction over the parties or this Agreement that a particular section, term, or provision of this Agreement is invalid, void, illegal, or unenforceable shall not affect the validity and enforceability of the remaining sections, terms, or provisions. The provisions of Sections 9 through 18 and all of the warranties and representations expressly set forth herein shall survive the termination of this Agreement.

33.  EFFECTIVE DATE.  For the purposes of this Agreement, the term "Effective
     --------------
     Date" shall mean the date set forth on the second line of this Agreement.

34.  AUTHORITY. Customer and the Vendor each warrant and represent to the other
     ---------
     that the individuals executing this Agreement have the full capacity, right, power and authority to execute and deliver this Agreement, and all required actions and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of any party are and shall be duly authorized to sign the same on that party's behalf and to bind that party thereto.

35.  ADDITIONAL OR CONTRARY TERMS AND PROVISIONS, IF ANY. Any additional or
     ---------------------------------------------------
     contrary terms and provisions set forth in a rider dated as of the date of this Agreement, signed by both parties, and attached hereto shall be incorporated herein and shall govern over any contrary terms and provisions set forth above.

          IN WITNESS WHEREOF, the parties have each executed this Agreement by their duly authorized representatives on the date(s) shown below.

VENDOR:                                CUSTOMER:
                                 DAYTON HUDSON CORPORATION, ON BEHALF OF THE
                                 CORPORATION, ITS OPERATING DIVISIONS AND ITS
INFORMATION MANAGEMENT           MAJORITY-OWNED SUBSIDIARIES
RESOURCES, INC.
By:  /s/ Satish K. Sanan         By:  /s/ Brigid Bonner
   -------------------------        -------------------------------------------
Name:    Satish K. Sanan         Name:    Brigid Bonner
     -----------------------          -----------------------------------------
Title    President & CEO         Title:   Director, Planning and Infrastructure
     -----------------------           ----------------------------------------
Date:    May 17, 1996            Date:    May 15, 1996
     -----------------------          -----------------------------------------

                                   EXHIBIT A

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
 VENDOR:
 DATE OF RFS:
 CONTRACT NO.:
 DATE OF MASTER AGMT.:
 RFS NO:


     Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
      VENDOR REPRESENTATIVE                      TARGET REPRESENTATIVE
- --------------------------------------------------------------------------------
 NAME:                                     NAME:
 TITLE:                                    TITLE:
 ADDRESS:                                  ADDRESS:


 PHONE NO.:                                PHONE NO.:
 FAX NO.:                                  FAX NO.:
- --------------------------------------------------------------------------------
                             AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------








     (Provide a detailed description of services to be performed and the deliverables.)
- --------------------------------------------------------------------------------
 FEE SCHEDULE, FIXED PRICE      START DATE (OR START DATE PERIMETERS) AND OTHER
 OR OTHER INFORMATION           SCHEDULING INFORMATION:
 REGARDING CHARGES FOR
 SERVICES:
- --------------------------------------------------------------------------------




 (Attach additional sheets        (Attach additional sheets if necessary.)
  if necessary.)
- --------------------------------------------------------------------------------
 REIMBURSABLE EXPENSES:         INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------






 (Attach additional sheets
  if necessary.)
- --------------------------------------------------------------------------------
 SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------





                   (Attach additional sheets if necessary.)
- --------------------------------------------------------------------------------

                              VENDOR'S PERSONNEL
================================================================================
     Provide the following information with respect to each individual performing Authorized Services. (Attach additional sheets as necessary.)
================================================================================

Name:________________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card     [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

Name:________________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card     [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

Name:________________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card     [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

Name:________________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card     [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

Name:________________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card     [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

VENDOR DAYTON HUDSON CORPORATION, ON BEHALF OF THE CORPORATION, ITS OPERATING DIVISIONS AND ITS MAJORITY-OWNED SUBSIDIARIES

- -------------------------------    By:
                                      ------------------------------------
By:                                Its:
   ----------------------------        -----------------------------------
Its:                               Date:
    ---------------------------         ----------------------------------
Date:
     --------------------------

                         ADDITIONAL VENDOR'S PERSONNEL
================================================================================
     Provide the following information with respect to each individual performing Authorized Services. (Attach additional sheets as necessary.)
================================================================================

Name:__________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card    [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
Name:__________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card    [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
Name:__________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card    [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
Name:__________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card    [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
Name:__________________________

[ ]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card    [ ]  H1B Visa

[ ]   Working Off-Shore
[ ]   Vendor's Employee (W-2 or Equivalent)
[ ] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

VENDOR DAYTON HUDSON CORPORATION, ON BEHALF OF THE CORPORATION, ITS OPERATING DIVISIONS AND ITS MAJORITY-OWNED SUBSIDIARIES

- -------------------------------    By:
                                      ------------------------------------
By:                                Its:
   ----------------------------        -----------------------------------
Its:                               Date:
    ---------------------------         ----------------------------------
Date:
     --------------------------

                                   EXHIBIT B
                           CONFIDENTIALITY AGREEMENT


     My name is ______________________________________________.  My mailing address is ______________________________________________________________.  I am
an employee or a subcontractor of __________________________________________
(the "Vendor").

     The Vendor has assigned me to perform services for Dayton Hudson Corporation, and/or one of its operating divisions or majority-owned subsidiaries ("Customer"). In the course of my work, I will have access to proprietary, secret and confidential information relating to Customer. Customer could suffer irreparable harm if any of this information were disclosed to Customer's competitors or other third parties. As a material inducement for Customer to allow me access to such information, I hereby agree as follows:

1. The term "Confidential Information" means all information relating to the Customer's business, including all data, records, reports, drawings, tapes, specifications, formulas, research, interpretations, forecasts, proposals, business strategies, business plans and analysis, trade secrets, financial information, statistical information, personnel information, information about marketing and sales, information about products or pricing, information about customers or potential customers, information about vendors or potential vendors, information about systems, including communication and information systems, and information about the capabilities of or plans for existing or future technology used in Customer's business (including any such information supplied to the Customer by a third-party and marked "confidential" or containing a notice of copyright or patent, e.g., third-party software), EXCEPT THAT THE TERM DOES NOT INCLUDE:

     a. information that is publicly available or which, through no act or omission of mine or the Vendor, becomes publicly available before it is disclosed to a third-party;

     b. information that the Vendor or I already rightfully possessed independent of any obligation of confidentiality before the information was disclosed by Customer;

     c. information that the Vendor or I rightfully receive without obligation of confidentiality from any third-party; or

     d. information independently developed by an employee, subcontractor or consultant of the Vendor having no knowledge of the disclosures hereunder.

2. I understand that Customer wishes to protect the confidentiality of Confidential Information that is accidentally disclosed to me, for example, because I overhear a conversation or happen to see documents in work areas while visiting the Customer's offices. Accordingly, I agree that the obligations of confidentiality created under this Agreement apply to Confidential Information that is accidentally disclosed to me.

3. I will not copy, disclose, provide or otherwise make available to anyone any Confidential Information, except to Customer employees or my direct supervisor and then only to the extent necessary to perform the services I have been assigned to perform. I will take all appropriate steps to protect the confidentiality and security of the Confidential Information.

4. As soon as I have completed my assignment, I will return to Customer all copies of any Confidential Information furnished to me by Customer and all copies of any materials prepared by or for me in connection with my assignment.

5. I understand that if I violate the terms of this Agreement, I may be removed from the project and Customer may take legal action against me.

6. My obligations with respect to the confidentiality and security of the Confidential Information shall survive even after I finish my assignment for Customer and even after my relationship with the Vendor comes to an end.

     Signature:  ____________________________________

     Date.    ____________________________________

                                   EXHIBIT C

                             WORK MADE FOR HIRE AND
                       ASSIGNMENT OF COPYRIGHT AGREEMENT

     THIS AGREEMENT is made and entered into this _____ day of _______, 1996, by and between Dayton Hudson Corporation on behalf of the corporation, its operating divisions and its majority-owned subsidiaries ("Customer") (the "Vendor") and , the Vendor's subcontractor (the "Subcontractor").

     WHEREAS, Customer and the Vendor have entered into that certain Master Agreement for Information Technology Professional Services dated _____________ (the "Master Agreement"); and

     WHEREAS, Customer has issued and the Vendor has accepted that certain Request for Services No. ____ dated _________ (the "RFS"), pursuant to which the Vendor has agreed to perform certain Authorized Services and produce certain Work for certain consideration payable to the Vendor by Customer; and

     WHEREAS, the Vendor has commissioned the Subcontractor to perform all or part of the Authorized Services and to produce all or part of the Work for certain consideration payable to the Subcontractor by the Vendor; and

     WHEREAS, the Subcontractor has agreed to perform such Authorized Services and produce such Work; and

     WHEREAS, the Parties intend that Customer shall own the entire right, title and interest in the Work produced by the Subcontractor, including but not limited to the copyright therein;

     NOW THEREFORE, the parties expressly agree as follows:

1. As used in this Agreement, the term "Authorized Services" shall mean the services described in the RFS. As used in this Agreement the term "Work" shall mean any program, whether in the source code or object code version, together with and including any algorithm, flowchart, schematic, diagram, specification, annotation, or other documentation connected therewith, and/or any product and/or any other copyrightable, patentable or trademarkable thing which Subcontractor conceives or originates, either individually or jointly, and which arises out of the performance of the Authorized Services.

2. Any Work produced by the Subcontractor shall be considered a "work made for hire" under the Copyright Act of 1976, 17 U.S.C. (S)101, and ownership of the entire right, title and interest in such Work, including but not limited to any copyrights therein, shall reside in Customer.

3. If the Work produced by the Subcontractor cannot be considered a work made for hire under 17 U.S.C. (S)101, then the parties agree that the entire right, title and interest in such Work, including but not limited to any copyrights therein, the right to register and renew the copyrights throughout the world and rights under the Universal Copyright Convention and the Berne Convention, shall be and hereby are assigned (throughout the world and for their entire duration) by the Subcontractor to Customer.

VENDOR:                                  SUBCONTRACTOR:
By:                                      By:
Name:                                    Name:
Title                                    Title
Date                                     Date

CUSTOMER:

DAYTON HUDSON CORPORATION, ON BEHALF OF
THE CORPORATION, ITS OPERATING DIVISIONS
AND ITS MAJORITY-OWNED SUBSIDIARIES
By:
Name:
Title
Date

                          RIDER DATED FEBRUARY 9, 1996
                      TO MASTER AGREEMENT FOR INFORMATION
                        TECHNOLOGY PROFESSIONAL SERVICES



A.   A clause regarding, TERMS OF RIDER GOVERN, is added to this Agreement as
                         ---------------------
     follows:

     The terms and conditions of this Rider govern over any contrary terms and conditions set forth in the Master Agreement for Information Technology Professional Services.

B.   A clause regarding, CERTIFICATE, is added to this Agreement as follows:
                         -----------

     Vendor will provide, prior to execution of this Agreement, but in no event later than forty-five (45) days after the effective date of this Agreement, a letter signed by Vendor's general counsel or an officer or general partner of Vendor to the following effect:

     "I am the [Officer - Title] of INFORMATION MANAGEMENT RESOURCES, INC. ("IMR"). IMR is aware of requirements imposed on employers by immigration laws and regulations. IMR and its subcontractor, INFORMATION MANAGEMENT RESOURCES PRIVATE LIMITED, INC. ("IMR, INDIA"), have in place procedures for complying with such laws and regulations. To the best of my knowledge, IMR and IMR, INDIA, are in substantial compliance with all such applicable laws.

     In my position at IMR, I would be aware of any complaints, claims, citations, or investigations against IMR or IMR, INDIA, with regard to immigration matters. I can confirm that to the best of my knowledge no such events have occurred in the past 12 months.

C.   A clause regarding, DOCUMENTATION, is added to this Agreement as follows:
                         -------------

     Vendor will prepare on an ongoing basis and promptly deliver to Customer all source code, programmer's notes, comments, and any other documentation reasonably necessary to allow a reasonably skilled computer programmer to continue to support and maintain the computer programs furnished by Vendor under the Request for Services. All such documentation will be furnished in English.

D.   A clause regarding VENDOR STAFFING is added to this Agreement as follows:
                        ---------------

     Vendor warrants that it currently has and will continue to retain sufficient personnel and other resources as necessary to perform the services required under each Request for Services within the time periods set forth in the applicable Request for Services. Vendor shall ensure the continuity of Vendor's employees assigned to perform services under any Request for Services.

E.   A clause regarding, EXPORT REGULATIONS, is added to this Agreement as
                         ------------------
     follows:

     Vendor acknowledges its obligations to control access to technical data under the US export laws and regulations and agrees to adhere to such laws and regulations with regard to any technical data received under this Agreement.

F.   A clause regarding; ACCESS, is added to this Agreement as follows:
                         ------

     Customer may, from time to time, notify Vendor of Customer employee and agents who are to have access fights to facilities where Vendor is performing services under this Agreement. All such persons will have reasonable access to all personnel, equipment, software, and systems for which work is being performed for Customer under this Agreement.

G.   A clause regarding, QUALIFICATIONS, is added to this Agreement as follows:
                         --------------

     Vendor hereby represents and warrants to Customer that all statements and materials regarding its qualifications to perform the work contemplated under this Agreement are true and correct and are not misleading or incomplete for any reason including by reason of omission. Vendor recognizes and agrees that Customer may immediately terminate this Agreement if Vendor has misstated its qualifications to perform the work contemplated under this Agreement or otherwise breached its representations and warranties set forth in this Agreement.

H.   A clause regarding, MORAL RIGHTS, is added to this Agreement as follows:
                         ------------

     Vendor irrevocably waives its moral rights in any work created, developed, or furnished under this Agreement.

I.   Section 9. CONFIDENTIALITY, is amended by adding the following:
                ---------------

     D. All applications created by the Vendor will comply with DHC's Information Security Standards and will be consistent with DHC's Information Security Architecture. Compliance with these requirements will be verified by the DHC-IS Information Security Group. This section 9(D) will become effective as of the date DHC-IS delivers to Vendor copies of DHC's Information Security Standards and DHC's Information Security Architecture.

     E. Customer hereby agrees to protect Vendor's Confidential Information to the same extent as Vendor is obliged to protect Customer's Confidential Information as set out in subclauses A, B and C of Section 9. Where the context requires, the word Customer is to be read as Vendor and vice versa.

     F. Vendor will comply with and cause its personnel to comply with Customer's security procedures.

J.   Section 11(c), Vendor Warranties with Respect to Vendor Personnel Working
                    ----------------------------------------------------------
     Off-Shore or Who Are Not United States Citizens, is amended by adding the
     -----------------------------------------------
     following:

     Customer shall permit and provide reasonable assistance to Vendor to post at the work site any notices as required to comply with any government law or regulation.

K.   Section 16(b), Employers Liability Insurance, is hereby deleted and
                    -------------------------------
     replaced with the following language:

     Employers Liability Insurance with limits of not less than $500,000 each
     -----------------------------
     accident, $500,000 disease, policy limit and $500,000 disease -- each employee.

L.   Section 28, EQUITABLE RELIEF, is hereby deleted and replaced with the
                 ----------------
     following language:

     In the event either party breaches or threatens to breach any of the covenants expressed herein, the damages to the other party will be great and irreparable and difficult to quantify; therefore, the non-breaching party may apply to a court of competent jurisdiction for injunctive or other equitable relief to restrain such breach or threat of breach, without disentitling the non-breaching party from any other relief in either law or equity.

M.   Section 20, TERMINATION OF AGREEMENT, is amended by deleting the first and
                 ------------------------
     last sentences and substituting the following language in its place:

     Customer may terminate this Agreement or any Request for Services, without cause and at its sole discretion, upon fourteen (14) days written notice to the Vendor. In the event Customer terminates this Agreement or any Request for Services without cause, Customer's sole obligations to Vendor shall be
     (i) to pay Vendor for such Authorized Services as have been completed prior to the date of termination and (ii) if Customer requests that Vendor stop work before the end of the notice period or perform less work during the notice period than Vendor would have performed had the Agreement and/or Request for Services not been terminated, then to pay Vendor at the applicable daily rate(s) for any work that would have been completed during the fourteen-day notice period had Customer not terminated this Agreement and/or the Request for Services. Customer may terminate this Agreement or any Request for Services in the event of a breach of this Agreement, including without limitation, a breach of security, effective immediately upon written notice to Vendor. If Customer terminates this Agreement or any Request for Services with cause, Customer's sole obligation to Vendor shall be to pay Vendor for such Authorized Services as have been completed prior to the date of termination.

N.   A clause regarding, NONSOLICITATION, is added to this Agreement as follows:
                         ---------------

     Customer and Vendor agree that during the term of the Request for Services and for a period of one (1) year after termination of the Request for Services, neither party shall directly or indirectly solicit, hire or otherwise retain as an employee or independent contractor an employee or former employee of the party who performed Authorized Services (in the case of the Vendor's employees) or who was part of the project team (in the case of the Customer's employees), UNLESS that party first obtains the other party's written permission.

O.   A section regarding, COST ESTIMATES AND PROPOSED SCHEDULES, is added to
                          ---------------------------------------
     this Agreement as follows:

     THIS SECTION APPLIES ONLY TO "TIME AND MATERIALS" PROJECTS FOR WHICH AN ESTIMATE IS PROVIDED OR TO ESTIMATES OF REIMBURSABLE EXPENSES. Any cost estimate (as opposed to a fixed price) and any proposed schedule set forth in any Request for Services are for Customer's budgeting and planning purposes and shall be made in good faith based upon the information available to Vendor at the time the Request for Services was accepted. Vendor shall use its best efforts to perform the Authorized Services at or below the estimated cost and in accordance with the proposed schedule. Vendor shall promptly notify Customer of any circumstances that may affect the cost estimate or the proposed schedule. Upon Customer's receipt of such notice (and provided Customer does not elect to cancel the Request for Services pursuant to Section 20 of this Agreement), the parties shall promptly execute an amended Request for Services revising the description of services and/or the estimated cost of services and/or the proposed schedule in a manner reasonably acceptable to both parties. Customer shall have no obligation pay amounts in excess of the proposed cost estimate set forth in any given Request for Services unless Vendor has provided Customer notice of the circumstances giving rise to the increase and an opportunity to amend or cancel the Request for Services.

P.   A section, INDEMNITY, is added to the Agreement as follows:
                ---------

     Notwithstanding anything to the contrary set forth in Section 15 of this Agreement, IMR shall indemnify and hold Customer harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses, arising out of or related to any act or omission by IMR, INDIA that would be a breach of this Agreement or the applicable Request for Services if it were committed by IMR itself; provided that Customer notices the Vendor promptly in writing of the claim and provided that the Vendor agrees to any settlement of such claim.


VENDOR:                      CUSTOMER:
INFORMATION                  DAYTON HUDSON CORPORATION, ON BEHALF OF THE
MANAGEMENT                   CORPORATION, ITS OPERATING DIVISIONS AND ITS
RESOURCES, INC.              MAJORITY-OWNED SUBSIDIARIES

By:  \s\Satish K. Sanan      By:  \s\ Brigid Bonner
     --------------------         -----------------------------------------
Name: Satish K. Sanan        Name: Brigid Bonner
      -------------------          ----------------------------------------
Title: President & CEO       Title: Director of Infrastructure and Planning
       ------------------           ---------------------------------------
                                    and Change Management
                                    ---------------------------------------

Date:  May 17, 1996          Date:  May 24, 1996
       ------------------           ------------------


- --------------------------------------------------------------------------------
                         REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.
Date of This RFS:  8/16/96          Date of Master Agmt: 2/9/96

Contract Number:  M960009           RFS No:    960009 - 0021

     The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.

- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                      DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Mark Ralls                        Name:    Beth McMillan
Title:                                     Title:   Project Manager
Address: 26750 US Highway 19 North         Address: 33 South Sixth Street
         Suite 500                                  P.O Box 1392
         Clearwater, FL 34621-3442                  Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                    Phone #: (612) 304-0454   CC-06B
Fax #:   (813) 791-8152                    Fax #:


- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
[*]

[*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Beth McMillan, CC-06B
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------

[*] = Information redacted for confidentiality purposes.

- --------------------------------------------------------------------------------
                              VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services. (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:   960009 - 0021
- --------------------------------------------------------------------------------
Name: [*]                                                 Rate:  [*]


[X] Working in U.S. (Attach signed Confidentiality Agreement)
    [_]  U.S. Citizen     [_]  Green Card     [_]  HB1 Visa

[_] Working Off-Shore
[X] Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of
    Copyright)
- --------------------------------------------------------------------------------

Vendor:                             Dayton Hudson Corporation, On behalf of the
Information Management Resources,   Corporation, Its Operating Divisions and Its
Inc.                                Majority-Owned Subsidiaries

By:  /s/ Satish K. Sanan            By:   /s/ Randy Kirihara
   -----------------------------       -------------------------------------
   Name:  Satish K. Sanan              Name:   Randy Kirihara
        ------------------------            --------------------------------
   Title: President - CEO              Title:   Technical Resources Manager
         -----------------------             -------------------------------
   Date:  August 28, 1996              Date:
        ------------------------            --------------------------------

(Approved by IMR Legal Dept.)
       DP /s/   DP
              -----------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                         REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.
Date of This RFS:  7/30/96              Date of Master Agmt: 2/9/96

Contract Number:  M960009               RFS No:    960009 - 0020

      The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Mark Ralls                     Name:    Julie Burkhardt
Title:                                  Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 304-4705  CC-05A
Fax #:   (813) 791-8152                 Fax #:    (612) 304-5472

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Please refer to RFS #950013-0001 for details.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
Please refer to RFS #950013-0001 for details
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
Please refer to RFS #950013-0001 for details
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Julie Burkhardt, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                              VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services. (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:   960009 - 0020
- --------------------------------------------------------------------------------
Name:  [*]                                      Rate: $0.00


[X]   Working in U.S. (Attach signed Confidentiality Agreement)
      [_]   U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]   Working Off-Shore
[X]   Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

Vendor:                             Dayton Hudson Corporation, On behalf of the
Information Management Resources,   Corporation, Its Operating Divisions and Its
Inc.                                Majority-Owned Subsidiaries

By:   /s/ Satish K. Sanan           By:   /s/ Randy Kirihara
   ------------------------------      ---------------------------------
Name:  Satish K. Sanan              Name:   Randy Kirihara
     ----------------------------        -------------------------------
Title: President - CEO              Title:   Technical Resources Manager
      ---------------------------         ------------------------------
Date:  August 28, 1996              Date:
     ----------------------------        -------------------------------

(Approved by IMR Legal Dept.)
       DP /s/   DP
               --------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:  Information Management Resources, Inc.
Date of This RFS:  7/30/96              Date of Master Agmt: 2/9/96

Contract Number:  M960009               RFS No:    960009 - 0019
                                                [Handwritten: "Revised"]
   The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:     Mark Ralls                    Name:     Jan Haupert
Title:                                  Title:    Project Manager
Address:  26750 US Highway 19 North     Address:  33 South Sixth Street
          Suite 500                               P.O Box 1392
          Clearwater, FL 34621-3442               Minneapolis, MN 55440-1392
Phone #:  (813) 797-7080                Phone #:  (612) 304-4546  CC-05A
Fax #:    (813) 791-8152                Fax #:    (612) 304-0455

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Jan Haupert, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services. (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:   960009 - 0019
- --------------------------------------------------------------------------------
Name: [*]                                       [*]

[X]   Working in U.S. (Attach signed Confidentiality Agreement)
      [_]  U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]   Working Off-Shore
[X]   Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Vendor:                             Dayton Hudson Corporation, On behalf of the
Information Management Resources,   Corporation, Its Operating Divisions and Its
Inc.                                Majority-Owned Subsidiaries

By:  /s/ Satish K. Sanan            By:   /s/ Randy Kirihara
   -----------------------------       ---------------------------------
Name: Satish K. Sanan               Name:   Randy Kirihara
     ---------------------------         -------------------------------
Title: President - CEO              Title:   Technical Resources Manager
      --------------------------          ------------------------------
Date: August 28, 1996               Date:
     ---------------------------         -------------------------------

(Approved by IMR Legal Dept.)
       DP /s/   DP
              --------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.
Date of This RFS:  7/5/96                       Date of Master Agmt: 2/9/96

Contract Number:  M960009                       RFS No:    960009 - 0016

     The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Mark Ralls                     Name:    Judy Mader
Title:                                  Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 304-6319  CC-36A
Fax #:   (813) 791-8152                 Fax #:    (612) 304-6414

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*] to [10/30/96 is deleted and replaced with [*]]
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
Please refer to RFS #950013-0001 for details
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Judy Mader, CC-36A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:   960009 - 0016
- --------------------------------------------------------------------------------
Name: [*]                                 Rate: [*]

[X]  Working in U.S. (Attach signed Confidentiality Agreement)

     [_]  U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]  Working Off-Shore

[X]  Vendor's Employee (W-2 or Equivalent)

[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

Vendor:                             Dayton Hudson Corporation, On behalf of the
Information Management              Corporation, Its Operating Divisions and Its
Resources, Inc.                     Majority-Owned Subsidiaries


By:  \s\ Satish K. Sanan            By:   \s\ Randy Kirihara
   -----------------------------       --------------------------------------
   Name:   Satish K. Sanan             Name:    Randy Kirihara
        ------------------------            ---------------------------------
   Title:  President - CEO             Title:   Technical Resources Manager
         -----------------------             --------------------------------
   Date:   August 28, 1996             Date:
        ------------------------            ---------------------------------

     (Approved by IMR Legal Dept.)
           DP \s\   DP
                 --------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------

Vendor:    Information Management Resources, Inc.

Date of This RFS:  6/28/96                       Date of Master Agmt: 2/9/96

Contract Number:  M960009                        RFS No:    960009 - 0015

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                 DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Mark Ralls                   Name:     Jacque Osmian
Title:                                Title:    Project Manager
Address: 26750 US Highway 19 North    Address:  33 South Sixth Street
         Suite 500                              P.O. Box 1392
         Clearwater, FL 34621-3442              Minneapolis, MN 55440-1392
Phone #: (813) 797-7080               Phone #:  (612) 304-3267  CC-05A
Fax #:   (813) 791-8152               Fax #:    (612) 304-5472

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
Rate for this contractor is [*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Jacque Osmian, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------

[*]  Information redacted for Confidentiality purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:  960009 - 0015
- --------------------------------------------------------------------------------
Name: [*]                                         Rate: [*]
     ------------------
[X]  Working in U.S. (Attach signed Confidentiality Agreement)

     [_]  U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

Vendor:                                   Dayton Hudson Corporation,
Information Management Resources, Inc.    Target Stores Division

By:   /s/ Satish K. Sanan                 By:    /s/ Randy Kirihara
   -------------------------                  ----------------------------------
   Name:  Satish K. Sanan                      Name: Randy Kirihara
          ------------------                         ---------------------------
   Title: President & CEO                      Title:Technical Resources Manager
          ------------------                         ---------------------------
   Date:  July 15, 1996                        Date:
          ------------------                         --------------------------

[Stamped:  Approved by IMR Legal Depart.
              DP   /s/ DP                 ]
                --------------------------


[*] Information redacted for Confidentiality Purposes.

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.
Date of This RFS:  6/28/96                        Date of Master Agmt: 2/9/96

Contract Number:  M960009                         RFS No:    960009 - 0015

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------

Name:    Mark Ralls                     Name:     Jacque Osmian
Title:                                  Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 304-3267        CC-05A
Fax #:   (813) 791-8152                 Fax #:    (612) 304-5472

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
Rate for this contractor is [*].
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Jacque Osmian, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------

[*] Information redacted for Confidentiality purposes.

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:  960009 - 0015

Name: [*]                                          Rate: [*]
     ---------------------
[X]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]  Working Off-Shore

[X]  Vendor's Employee (W-2 or Equivalent)

[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

Vendor:                                     Dayton Hudson Corporation, On
                                            behalf of the Corporation
Information Management Resources, Inc.      Its Operating Divisions and
                                            Its Majority-Owned Subsidiaries

By:  \s\ Satish K. Sanan                    By:\s\ Randy Kirihara
   ------------------------------              ---------------------------------
   Name: Satish K. Sanan                       Name: Randy Kirihara
        -------------------------                   ----------------------------
   Title:President & CEO                       Title:Technical Resources Manager
         ------------------------                    ---------------------------
   Date: July 15, 1996                         Date:
        -------------------------                   ----------------------------


[Stamped:  Approved by IMR Legal Depart.
              DP     \s\ DP                  ]
                -----------------------------

[*]  Information redacted for Confidentiality purposes.

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.

Date of This RFS:  6/25/96                     Date of Master Agmt: 2/9/96

Contract Number:  M960009                      RFS No:     [*]

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Mark Ralls                     Name:     Cindy Meyers
Title:                                  Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 304-4811        CC-06D
Fax #:   (813) 791-8152                 Fax #:    (612) 304-3671

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
Rate for this contractor is [Handwritten:  [*] ____ sks \s\  sks]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
[*]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Cindy Meyers, CC-06D
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------


[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:  960009 - 0014

- --------------------------------------------------------------------------------

Name:  [*]                                      Rate:  [*]

[X]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [X]  HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

Vendor:                                     Dayton Hudson Corporation, On
                                            behalf of the Corporation
Information Management Resource', Inc.      Its Operating Divisions and
                                            Its Majority-Owned Subsidiaries

By:  \s\ Satish K. Sanan                    By: \s\ Randy Kirihara
   ------------------------------              ---------------------------------
   Name: Satish K. Sanan                       Name: Randy Kirihara
        -------------------------                   ----------------------------
   Title:President & CEO                       Title:Technical Resources Manager
         ------------------------                    ---------------------------
   Date: July 15, 1996                         Date:
        -------------------------                   ----------------------------

[Stamped:  Approved by IMR Legal Depart.
               DP       \s\ DP                ]
                 -----------------------------

[*]  INFORMATION REDACTED FOR CONFIDENTIALITY PURPOSES.

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.

Date of This RFS:  5/31/96                      Date of Master Agmt: 2/9/96

Contract Number:  M960009                       RFS No:    [*]
                                                [Handwritten: Revised \s\ sks]

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE

- --------------------------------------------------------------------------------
Name:    Tom Spencer                    Name:     Deb Bauman
Title:                                  Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 335-0572    CC-05A
Fax #:   (813) 791-8152                 Fax #:    (612) 304-5472
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Maintenance of Department Store Division (DSD) Financial and Administrative Systems. See attachment A for scope of definition, deliverables and assumptions.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
This contract has a fixed price of [*]. Payments will be made to IMR in accordance with the following schedule:

February 1996 -January 1997 (Year 1)--Twelve (12) equal payments of [*]
are due on the first of each month.
February 1997 -January 1998 (Year 2)--Two (2) payments of [*] and Ten
(10) equal payments of [*] are due on the first of each month.
February 1998 -January 1999 (Year 3)--Twelve (12) equal payments of [*]
are due on the first of each month.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
This project will start around [*] and end around [*]. [*] and
[*] will start on [*].
Two additional vendor personnel will be assigned on-site for approximately four
(4) months at the beginning of the project.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
Additional expenses will only be approved in writing by the Customer's Project Manager.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
Vendor Personnel working on this project could change throughout the duration of this project and will be listed on an additional Request for Services as changes occur.

A ninety (90) day written notice must be given to terminate this contract during the first (1) year. A thirty (30) day written notice must be given to terminate this contract during years two (2) and three (3).

Specific On-Site personnel will be assigned based on mutual agreement between Customer and Vendor. Offshore personnel will be assigned at Vendor's discretion.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
Deb Bauman, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
Vendor:    Information Management Resources, Inc.
Date of This RFS:  5/31/96                        Date of Master Agmt: 2/9/96

Contract Number:  M960009                         RFS No:    960009 - 0013

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                   DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:    Tom Spencer                    Name:     Deb Bauman
Title:   Vice President                 Title:    Project Manager
Address: 26750 US Highway 19 North      Address:  33 South Sixth Street
         Suite 500                                P.O Box 1392
         Clearwater, FL 34621-3442                Minneapolis, MN 55440-1392
Phone #: (813) 797-7080                 Phone #:  (612) 335-0572    CC-05A
Fax #:   (813) 791-8152                 Fax #:    (612) 335-5472
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:  960009 - 0013

- --------------------------------------------------------------------------------

Name: [*]                                       Rate: $0.00

[_]   Working in U.S. (Attach signed Confidentiality Agreement)
      [_]  U.S. Citizen     [_]  Green Card     [_] HB1 Visa

[X]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Name: [*]                                       Rate: $0.00

[_]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [_] HB1 Visa

[X]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Name: [*]                                       Rate: $0.00

[X]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [X]HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Name: [*]                                       Rate: $0.00
[_]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [_] HB1 Visa

[X]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Name: [*]                                       Rate: $0.00
[X]  Working in U.S. (Attach signed Confidentiality Agreement)
     [_]  U.S. Citizen     [_]  Green Card     [X]HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                              VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
Review the following information with respect to each individual performing Authorized Services.
(Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.
RFS No:  960009 - 0013

- --------------------------------------------------------------------------------

    Vendor:                        Dayton Hudson Corporation, On behalf of the
    Information Management         Corporation Its Operating Divisions and Its
    Resources, Inc.                Majority-Owned Subsidiaries


    By:  /s/ Satish K. Sanan       By:  \s\ Randy Kirihara
       --------------------------     -----------------------------------
       Name:   Satish K. Sanan        Name:   Randy Kirihara
            ---------------------          ------------------------------
       Title:  President & CEO        Title:  Technical Resources Manager
             --------------------           -----------------------------
       Date:   July 23, 1996          Date:
            ---------------------          ------------------------------

    [Stamped:  Approved by IMR Legal Depart.
                      DP    \s\ DP         ]
                        -------------------

                                 ATTACHMENT A

                                  ATTACHMENT A
              DSD Financial and Administrative Systems Maintenance
                              Authorized Services
                           RFS Number
                                      ---------------

    SCOPE DEFINITION

    Vendor will be responsible for providing production support, maintenance and enhancements for the following DHC Department Stores Division (DSD) applications:


    .    [*]

    .    [*]

    .    [*]

    .    [*]

    .    [*]

    It is anticipated that changes to the portfolio of applications will occur during the lifetime of this agreement. These changes will be supported through execution of a Change Control process. Given that the overall size of the application portfolio does not change substantially in terms of programs, jobs, databases, and function points, there should be no financial impact. However, time for assimilation of new applications into the project will need to be scheduled. Change in skill-set requirements may create a need for change in personnel assignments or for training of existing team members. If this type of change is necessary, six months lead time, for planning purposes, is necessary in order to preclude potential financial impact.

    The Maintenance Improvement Plan, dated November 28, 1995 serves as the baseline assessment of DHC's environment, productivity, workloads and problem rates for the applications within the scope of this agreement. The resource plan as per Attachment B defines the DHC resource requirements and displacement schedule. DHC reserves the right to change applications within the scope of this agreement if there is a business need. DHC and Vendor would then renegotiate contract.

    Except for terms expressly stated herein, Vendor reserves the right to revalidate all assumptions and findings of the Maintenance Improvement Plan and re-establish the baseline within one month of commencement of services under this agreement. However, DHC must agree with the re-established baseline.


[*] Information redacted for Confidentiality Purposes

                                  ATTACHMENT A
              DSD Financial and Administrative Systems Maintenance
                              Authorized Services
                           RFS Number
                                      ---------------

    DELIVERABLES

    Vendor will strive to achieve DHC's maintenance outsourcing objectives as described in the Vendor's Maintenance Improvement Plan (referenced above) provided sufficient work is supplied by DHC and provided DHC complies with the assumptions as listed herein

    Vendor will be responsible for providing system documentation on all systems being supported. This includes: system narratives and flows, job and program flows and dependencies. This documentation will become the property of DHC. The degree to which Vendor improves upon current documentation will be for the sole purpose of meeting Vendor's commitments under this agreement. All new systems or programs developed by Vendor under this agreement will adhere to DHC documentation standards.


    PROJECT ASSUMPTIONS:

    The following project assumptions have been considered in estimating the costs, timeframes and labor hours associated with this project. During the term of this project, a Change Control mechanism will be in place to address new requirements and/or change of scope.


    General:

    . The project scope for this project includes production support, maintenance and enhancements of those systems identified in this Attachment. This includes:


              - Coordination and ownership of all recovery efforts as expected of the application support group based on roles and responsibilities as defined for the current DHC organization
              - Consultants to clients and other systems personnel for support systems
              - Attend level of service (LOS) meetings and communicate LOS issues to all affected parties
              -  Follow DHC procedures for turnover of new systems
              -  Meet monthly with clients to prioritize work
              - Meet Disaster Recovery Plan (DRP) requirements subject to an assessment of current compliance to these requirements by each application and a mutually agreeable schedule for achieving compliance utilizing resource hours from the ISIM workload budget under this agreement
              - Responsible for all activities currently being completed by DHC personnel

                                  ATTACHMENT A
              DSD Financial and Administrative Systems Maintenance
                              Authorized Services
                          RFS Number
                                     ----------------

 .       [*]

 .       On-site activities will be conducted at DHC's [*] location. Any travel and living expenses incurred by Vendor staff in support of this effort outside of the [*] metro area will be billed at Vendor's actual cost. Vendor will cover costs associated with travel among DHC's metropolitan [*] locations.

 .       DHC personnel will remain principally responsible for managing maintenance workloads until Vendor completes assimilation and transition phases for each application, based on the Phasing strategy as indicated in the Project Plan provided here.

 .       DHC's personnel will remain assigned to their current maintenance activities in a full time capability through a date mutually agreed upon by Vendor and DHC, with DHC staff contributing mutually agreed upon productive hours.

 .       Vendor will partner with other areas of IS when needed for problems and recoveries.

 .       Revisions to this contract will be approved by Group Manager-
        Administration Systems, Technical Resources Manager and Vendor.

DHC will provide:

 .       Beepers, terminals for home access, etc. that will be required by the
        Vendor on-site team to provide production support. This equipment will be provided at no cost to Vendor. This equipment will be provided to five Vendor employees.

 .       All hardware and software required to support the project at no cost to
        Vendor. Vendor is required to adhere to the current levels of computer resource usage.

 .       Access to DHC's facilities through the network 24 hours a day, seven days a week except for scheduled shutdowns for maintenance.

 .       Functional and technical expertise, as required, to support the entire project effort.


[*]  Information redacted for Confidentiality Purposes

                                  ATTACHMENT A
              DSD Financial and Administrative Systems Maintenance
                              Authorized Services
                          RFS Number
                                     -----------------

 .       All existing application documentation, systems standards, procedures and management protocols.

 .       Technical support such as database administration, operating systems support and TP administration as and when required.

 .       System connectivity before the commencement of offshore work.

 .       Office facilities such as office space, furniture, office supplies, telephone/fax facilities for the Vendor on-site team (at no cost to Vendor).

 .       Building and system access 24 hours a day and seven days a week.

 .       Vendor will prioritize all user requests in the monthly meeting. If there is a conflict with the previously agreed upon resource plan for either on-site or offshore workloads, DHC IS Management will help prioritize requests.

Vendor will provide:

 .       Satellite communications from its offshore locations to Clearwater,
        Florida where the link will tie into the network

 .       Production support on-site and on-call [*] 24 hours a day and seven days a week.

 .       Services, as described herein, for a period of three years.

 .       Mutually agreed upon service levels for production support.

 .       Estimated person hours to be delivered:

                              IMR           IMR           IMR
                         On-Site      Offshore         TOTAL
- -------------------------------------------------------------------
              Year 1        [*]          [*]             [*]
- -------------------------------------------------------------------
              Year 2        [*]          [*]             [*]
- -------------------------------------------------------------------
              Year 3        [*]          [*]             [*]
- -------------------------------------------------------------------
              TOTAL         [*]          [*]             [*]
- -------------------------------------------------------------------

[*] Information redacted for Confidentiality Purposes

                                  ATTACHMENT A
              DSD Financial and Administrative Systems Maintenance
                                   Authorized
                           RFS Number
                                      --------------
              VENDOR PERFORMANCE MONITORING AND RIGHT TO TERMINATE

    Status meetings and discussions will be held with the Group Manager - Administration Systems, as deemed necessary by DHC. In those status meetings and discussions, the DHC Group Manager expects proactive system maintenance and discussion of alternatives for problem resolution. Ownership of problem resolution, with cooperation from DHC, will reside with the Vendor.

    Monthly meetings and/or conference calls will be conducted to monitor Vendor's progress toward achievement of the objectives listed in the "Deliverables" section of this document. These meetings/conference calls will include (as a minimum) the DHC project manager and the Vendor on-site manager. Additional Vendor and DHC personnel will participate as required. A quarterly performance review will also be conducted by the same personnel.

    DHC may elect to shift priorities from time to time and redistribute resource loading. Vendor will undertake these as a change in scope without impact to financial terms, provided that the shift in workload does not require a shift between on-site and offshore workloads.

    If the quarterly performance review indicates a shortfall in Vendor's performance at any time, DHC has determined that Vendor's performance level is deficient and notifies Vendor in writing of such deficiency, then Vendor must take immediate action and demonstrate immediate and substantial improvement. Additionally, if the quarterly performance review indicates a shortfall against projected performance, then Vendor must fully recover the shortfall within the next 90 day period, in additional to producing the scheduled volume of work for the next period. If after 90 days, the shortfall has not been recovered, DHC reserves the right to withhold 30% of the upcoming monthly payments until workload is back on schedule.

    If for any reason this contract is terminated, DHC requires that Vendor implement a back out transition plan equal in duration to the start up transition plan. In the event that a back out transition plan is implemented Vendor will retain the appropriate resources to accomplish, the plan and will bill DHC at the rates listed below for hours expended abler the effective date of termination notice and through the end of the back out transition period.

                       Back Out Transition Hourly Rates

                        [*]       [*]           [*]
                        [*]       [*]           [*]
                        [*]       [*]           [*]
                        [*]       [*]           [*]
                        [*]       [*]           [*]
                        [*]       [*]           [*]

[*] Information redacted for Confidentiality Purposes

                                  ATTACHMENT B

                                  ATTACHMENT B
                                 RESOURCE PLAN



            [FINANCIAL SYSTEMS TIMELINE CHART INCLUDED IN DOCUMENT]

                                  ATTACHMENT C

                                  ATTACHMENT C
                                  PROJECT PLAN



            [DHC-DSD MAINTENANCE PROJECT PLAN INCLUDED IN DOCUMENT]

- --------------------------------------------------------------------------------
                        REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
 Vendor:    Information Management Resources, Inc.

 Date of This RFS:  5/20/96                     Date of Master Agmt: 2/9/96

 Contract Number:  M960009                      RFS No:    960009 - 0011

 The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
 VENDOR REPRESENTATIVE                       DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
 Name:     Mark Ralls                   Name:     Julie Burkhardt
 Title:                                 Title:    Project Manager
 Address:  26750 US Highway 19 North    Address:  33 South Sixth Street
           Suite 500                              P.O Box 1392
           Clearwater, FL 34621-3442              Minneapolis, MN
 Phone #:  (813) 797-7080             55440-1392
 Fax #:    (813) 791-8152               Phone #:  (612) 304-4705
                                      CC-05A
                                        Fax #:    (612) 304-5472


- --------------------------------------------------------------------------------
                             AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
  Programming assistance on the Price Changes system. Please refer to RFS#960009-0002 for details.
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
  This project is under a [*].  Please refer to RFS #96009-0002 for details.
- --------------------------------------------------------------------------------
    START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
    [*]
- --------------------------------------------------------------------------------
                            REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                         SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                        INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
 Julie Burkhardt, CC-05A
 33 South Sixth Street
 P.O. Box 1392
 Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------

[*]  Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
 Review the following information with respect to each individual performing Authorized Services.
 (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
 Vendor: Information Management Resources, Inc.
 RFS No:  960009 - 0011


- --------------------------------------------------------------------------------
 Name: [*]                                              Rate: $0.00
 [X]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen     [_]  Green Card     [X] HB1 Visa

 [_]  Working Off-Shore
 [X]  Vendor's Employee (W-2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     Vendor:                                 Dayton Hudson Corporation, On
     Information Management Resources, Inc.  behalf of the Corporation, Its
                                             Operating Divisions and Its
                                             Majority-Owned Subsidiaries

     By:  \s\ Satish K. Sanan                By:  \s\ Randy Kirihara
        ----------------------                  ----------------------------
     Name: Satish K. Sanan                   Name: Randy Kirihara
          --------------------                    --------------------------
     Title: President & CEO                  Title:  Technical Resources Manager
           -------------------                     -------------------------
     Date:  May 31, 1996                     Date:
          --------------------                    --------------------------

     [Stamped:  Approved by IMR Legal Depart.
               DP     \s\ DP                      ]
                 ---------------------------------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
 Vendor:    Information Management Resources, Inc.

 Date of This RFS:  4/8/96                      Date of Master Agmt: 2/9/96

 Contract Number:  M960009                      RFS No:    960009 - 007

 The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                           DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:     Mark Ralls                    Name:     Denny Fox
Title:                                  Title:    Project Manager
Address:  26750 US Highway 19 North     Address:  33 South Sixth Street
          Suite 500                               P.O. Box 1392
          Clearwater, FL 34621-3442               Minneapolis, MN
Phone #:  (813) 797-7080              55440-1392
Fax #:    (813) 791-8152                Phone #:  (612) 304-4733
                                      CC-06F
                                        Fax #:    (612) 304-5472


- --------------------------------------------------------------------------------
                             AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
                                      [*]
- --------------------------------------------------------------------------------
                                      [*]
- --------------------------------------------------------------------------------
       Rate for this contractor is [*]
- --------------------------------------------------------------------------------
       START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
        [*]
- --------------------------------------------------------------------------------
                            REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                         SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                        INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
               Denny Fox, CC-06F
               33 South Sixth Street
               P.O. Box 1392
               Minneapolis, MN 55440-1392
- --------------------------------------------------------------------------------
[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
 Review the following information with respect to each individual performing Authorized Services.
 (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.          RFS No:  960009 - 0007

- --------------------------------------------------------------------------------
Name: [*]                                               Rate: [*]
[X]   Working in U.S. (Attach signed Confidentiality Agreement)
[_]  U.S. Citizen     [_]  Green Card    [X]  HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_]  Vendor's Contract Employee or Subcontractor (Attach signed Assignment of
 Copyright)
- --------------------------------------------------------------------------------
     Vendor:                                 Dayton Hudson Corporation, On
                                             behalf of the Corporation
     Information Management Resources, Inc.  Its Operating Divisions and
                                             Its Majority-Owned Subsidiaries

     By:  \s\ Satish K. Sanan                By:  \s\ Randy Kirihara
        ----------------------                  ----------------------------
     Name: Satish K. Sanan                   Name: Randy Kirihara
          --------------------                    --------------------------
     Title: President & CEO                  Title:  Technical Resources Manager
           -------------------                     -------------------------
     Date:  April 24, 1996                   Date:
          --------------------                    --------------------------

     [Stamped:  Approved by IMR Legal Depart.
               DP     \s\ DP                      ]
                 ---------------------------------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                          REQUEST FOR SERVICES ("RFS")
- --------------------------------------------------------------------------------
 Vendor:    Information Management Resources, Inc.

 Date of This RFS:  2/27/96                     Date of Master Agmt: 2/9/96

 Contract Number:  M960009                      RFS No:    960009 - 0003

 The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.
- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                           DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:     Mark Ralls                    Name:     Gloria Jansen
Title:                                  Title:    Project Manager
Address:  26750 US Highway 19 North     Address:  700 Nicollet Mall
          Suite 500                               Minneapolis, MN 55402-0000
          Clearwater, FL 34621-3442
                                        Phone #:    DSD
Phone #:  (813) 797-7080                Fax #:
Fax #:    (813) 791-8152


- --------------------------------------------------------------------------------
                             AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
      Programming assistance
- --------------------------------------------------------------------------------
      FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR
SERVICES:
- --------------------------------------------------------------------------------
       Rate for this contractor is [*]
- --------------------------------------------------------------------------------
       START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
        [*]
- --------------------------------------------------------------------------------
                            REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                         SPECIAL TERMS AND CONDITIONS:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                        INVOICE SHOULD BE ADDRESSED TO:
- --------------------------------------------------------------------------------
                                      [*]
- --------------------------------------------------------------------------------

[*] Information redacted for Confidentiality Purposes

- --------------------------------------------------------------------------------
                               VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------
 Review the following information with respect to each individual performing Authorized Services.
 (Attach additional sheets as necessary.)
- --------------------------------------------------------------------------------
Vendor: Information Management Resources, Inc.          RFS No:  960009 - 0003

- --------------------------------------------------------------------------------
Name: [*]                                               Rate: [*]
[X]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]  U.S. Citizen     [_]  Green Card    [X]  HB1 Visa

[_]  Working Off-Shore
[X]  Vendor's Employee (W-2 or Equivalent)
[_]  Vendor's Contract Employee or Subcontractor (Attach signed Assignment of
 Copyright)
- --------------------------------------------------------------------------------
     Vendor:                                     Dayton Hudson Corporation, On
                                                 behalf of the Corporation
     Information Management Resources, Inc.      Its Operating Divisions and
                                                 Its Majority-Owned Subsidiaries

     By:  \s\ Satish K. Sanan                By:  \s\ Randy Kirihara
        ----------------------                  ----------------------------
     Name: Satish K. Sanan                   Name: Randy Kirihara
          --------------------                    --------------------------
     Title: President & CEO                  Title:  Technical Resources Manager
           -------------------                     -------------------------
     Date:  March 12, 1996                   Date:
          --------------------                    --------------------------

[*] Information redacted for Confidentiality Purposes